                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|      Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12


                         First Federal Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
             N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
             N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
             N/A
--------------------------------------------------------------------------------
(5)   Total Fee paid:
             N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
             N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
             N/A
--------------------------------------------------------------------------------
(3)   Filing party:
             N/A
--------------------------------------------------------------------------------
(4)   Date filed:
             N/A
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






                      [FIRST FEDERAL BANCSHARES, INC. LOGO]




                                 April 23, 2002




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of First Federal Bancshares, Inc. We will hold the meeting at the Days Inn located at 200 Maine Street, Quincy, Illinois on May 28, 2002 at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/ James J. Stebor

                                        James J. Stebor
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         FIRST FEDERAL BANCSHARES, INC.
                              109 EAST DEPOT STREET
                           COLCHESTER, ILLINOIS 62326
                                 (309) 776-3225

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


       On Tuesday, May 28, 2002, First Federal Bancshares, Inc. will hold its annual meeting of stockholders at the Days Inn located at 200 Maine Street, Quincy, Illinois. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

         1.    The election of two directors to serve for a term of three years;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

         3.    Such other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

       The Board of Directors set April 8, 2002 as the record date for the meeting. This means that owners of First Federal Bancshares common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

       Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Ronald A. Feld

                                              Ronald A. Feld
                                              CORPORATE SECRETARY


Colchester, Illinois
April 23, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         FIRST FEDERAL BANCSHARES, INC.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancshares, Inc. ("First Federal Bancshares" or the "Company") to be used at the annual meeting of stockholders of the Company. First Federal Bancshares is the holding company for First Federal Bank ("First Federal" or the "Bank"). The annual meeting will be held at the Days Inn located at 200 Maine Street, Quincy, Illinois on May 28, 2002 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 23, 2002.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

       You are entitled to vote your First Federal Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on April 8, 2002. As of the close of business on April 8, 2002, a total of 2,107,950 shares of First Federal Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

       If you are a beneficial owner of First Federal Bancshares common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Federal Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

       The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

       In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company, LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

       The Board of Directors of First Federal Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of First Federal Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Federal Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

       If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Federal Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

       You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

       If your First Federal Bancshares common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE FIRST FEDERAL BANK ESOP

       If you participate in the First Federal Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is May 21, 2002.

                                 STOCK OWNERSHIP

       The following table provides information as of April 8, 2002 about the persons known to First Federal Bancshares to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                   PERCENT OF
                                                  NUMBER OF        COMMON STOCK
NAME AND ADDRESS                                 SHARES OWNED      OUTSTANDING
-------------------                              -------------   ---------------

First Federal Bank.............................    179,400(1)         8.50%
Employee Stock Ownership Plan
109 East Depot Street
Colchester, Illinois  62326

Wellington Management Company, LLP.............    200,600(2)         9.52%
75 State Street
Boston, Massachusetts 02109

First Financial Fund, Inc......................    170,000(3)         8.06%
Gateway Center Three
100 Mulberry Street
Newark, New Jersey
-------------------------
(1) As of April 8, 2002, 22,425 shares had been allocated under the ESOP. The trustee of the ESOP is First Bankers Trust Company, N.A. See "VOTING AND PROXY PROCEDURE--PARTICIPANTS IN THE FIRST FEDERAL BANK ESOP" for discussion of the ESOP's voting procedures.
(2) Based on a Schedule 13G/A filed February 12, 2002. According to this filing, Wellington Management Company, LLP has no voting power over these shares and shares dispositive power over these shares with its advisory clients.
(3) Based on a Schedule 13G/A filed February 12, 2002. According to this filing, First Financial Fund, Inc. has sole voting power and shared dispositive power with respect to these shares. These shares are also shown as beneficially owned by Wellington Management Company, LLP, which shares dispositive power over these shares.

       The following table provides information as of April 8, 2002 about the shares of First Federal Bancshares common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                                                 PERCENT OF
                                                NUMBER OF       COMMON STOCK
NAME                                          SHARES OWNED       OUTSTANDING
-------                                     -----------------  ---------------

B. Bradford Billings......................       1,000(1)            *
Franklin M. Hartzell......................      21,985(2)           1.04%
Murrel Hollis.............................      19,485(3)            *
Gerald L. Prunty..........................      19,485(4)            *
Dr. Stephan L. Roth.......................      19,985(5)            *
James J. Stebor...........................      25,613(6)           1.22
Richard D. Stephens.......................      19,485(7)            *
All directors and executive officers
   as a group (12 persons)................     186,846              8.86%

-----------------------------
*Does not exceed 1.0% of the Company's voting securities.
(1)  Includes 400 shares held by Mr. Billing's spouse.
(2) Includes 2,500 shares held by Mr. Hartzell's spouse. Also includes 4,485 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Mr. Hartzell has voting power but not investment power.
(3) Includes 3,750 shares held by Mr. Hollis's spouse. Also includes 4,485 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Mr. Hollis has voting power but not investment power.
(4) Includes 3,550 shares held in trust by Mr. Prunty's spouse. Also includes 4,485 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Mr. Prunty has voting power but not investment power.
(5) Includes 5,500 shares held in trust by Dr. Roth's spouse. Also includes 4,485 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Dr. Roth has voting power but not investment power.
(6) Includes 50 shares held by Mr. Stebor as custodian for his daughter and 2,620 shares allocated to Mr. Stebor's account under the ESOP as to which he has voting but not dispositive power. Also includes 17,940 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Mr. Stebor has voting power but not investment power.
(7) Includes 4,485 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for which Mr. Stephens has voting power but not investment power.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

       The Company's Board of Directors consists of seven members. Six directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Franklin M. Hartzell and Murrel Hollis, both of whom are currently directors of First Federal Bancshares and First Federal Bank.

       The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

       Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2001. The indicated period of service as a director includes the period of service as a director of First Federal.

BOARD NOMINEES FOR ELECTION OF DIRECTORS

       FRANKLIN M. HARTZELL is a partner in the law firm of Hartzell, Glidden, Tucker & Hartzell in Carthage, Illinois. Mr. Hartzell also serves as Director and Secretary of Pioneer Lumber Company, located in Dallas City, Illinois. Mr. Hartzell serves as Chairman of the Board of Directors of First Federal Bancshares. Age 78. Director since 1965.

       MURREL HOLLIS is a partner and the president of Martin-Hollis Funeral Home in Bushnell, Illinois. Mr. Hollis is also the owner and operator of the Hollis Farm. Age 60. Director since 1992.

DIRECTORS CONTINUING IN OFFICE

       THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

       B. BRADFORD BILLINGS has served as the President and Chief Executive Officer of Blessing Corporate Services, a healthcare systems corporation in Quincy, Illinois since January 2001. Prior to January 2001, Mr. Billings served as the Senior Vice President and Chief Operating Officer of Blessing Hospital in Quincy, Illinois since 1981. Age 53. Director since April 1, 2002.

       GERALD L. PRUNTY served as President and Chief Executive Officer of First Federal Bank from 1969 until his retirement in 1994. Mr. Prunty serves as Chairman of the Board of Directors of First Federal. Age 73. Director since 1967.

       JAMES J. STEBOR has served as President and Chief Executive Officer of the Company since April 2000 and as President of First Federal since 1994. Mr. Stebor has been employed by First Federal since 1977. Age 52. Director since 1990.

       THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2004:

       DR. STEPHAN L. ROTH is a retired family physician. Age 76. Director since 1976.

       RICHARD D. STEPHENS is a retired attorney serving as Of Counsel to the law firm of Flack, McRaven & Stephens in Macomb, Illinois. Age 74. Director since 1966.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Company and First Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2001, the Board of Directors of the Company held ten regular meetings and four special meetings and the Board of Directors of First Federal held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

       The Audit Committee, consisting of Gerald L. Prunty, B. Bradford Billings and Murrel Hollis meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended December 31, 2001.

       The Compensation Committee, consisting of Dr. Stephan L. Roth, Richard D. Stephens, B. Bradford Billings, Murrell Hollis, Franklin M. Hartzell and Gerald
L. Prunty is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the year ended December 31, 2001.

       The Executive Committee, consisting of Franklin M. Hartzell, Gerald L. Prunty and James J. Stebor, evaluates issues of major importance to the Company between regularly scheduled Board meetings and reviews and approves loan applications that do not require the approval of the full Board of Directors. Designated members of management sit on this committee for the purpose of reviewing and approving loan applications. In addition Eldon M. Snowden, a former director of the Company and First Federal and currently a director emeritus, sits on this committee. This committee met 66 times during the year ended December 31, 2001.

       The Nominating Committee, consisting of Gerald L. Prunty, Stephan L. Roth and Richard D. Stephens, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "STOCKHOLDER PROPOSALS AND NOMINATIONS."

DIRECTORS' COMPENSATION

       DIRECTORS' FEES. First Federal pays a fee of $700 to each of its directors for attendance at each regular board meeting. First Federal Bancshares pays an annual fee of $1,200 to each member of its Board of Directors plus the Chairman of the Board receives an additional annual fee of $5,000. In addition, First Federal Bancshares pays a fee of $50 to each member of the Audit Committee for each committee meeting attended and a fee of $25 to each member of the Executive Committee for each committee meeting attended.

       INCENTIVE PLAN. Under the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan which was adopted by the Company's stockholders on April 17, 2001, each non-employee director of the Company received non-statutory stock options to purchase 11,212 shares of common stock at an exercise price of $15.10, the fair market value of the common stock on October 10, 2001, the date the options were granted. Additionally, on October 10, 2001, each non-employee director was granted 4,485 shares of restricted stock. Both the options and restricted stock vest equally over a five-year period.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following information is furnished for Mr. Stebor. No other executive officer of First Federal Bancshares or First Federal received a salary and bonus of $100,000 or more during the year ended December 31, 2001.

                                                                                 LONG-TERM
                                              ANNUAL COMPENSATION(1)        COMPENSATION AWARDS
                                          ------------------------------ -------------------------
                                                                          RESTRICTED   SECURITIES
                                                                            STOCK      UNDERLYING     ALL OTHER
NAME AND POSITION                           YEAR    SALARY(2)    BONUS    AWARDS(3)     OPTIONS      COMPENSATION
---------------------                     --------- ---------- --------- ------------ ------------ ----------------
James J. Stebor..........................  2001     $142,350   $  1,500    $270,894      44,850        $34,908(4)
   President and Chief Executive Officer   2000(5)   101,952     11,000       --           --            6,857
                                           2000(6)   113,940     10,379       --           --              --

------------------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)   Includes board of directors and board committee fees.
(3) The dollar amounts set forth in the table represent the market value of 17,940 shares on the date of grant. The restricted stock award vests in five equal annual installments commencing on October 10, 2002. As of December 31, 2001, the market value of the unvested shares of restricted stock held by Mr. Stebor was $294,934. Dividends, if any, are paid on the restricted stock.
(4) Consists of the value of stock allocation to the employee stock ownership plan.
(5)   For the ten months ended December 31, 2000.
(6)   For the fiscal year ended February 29, 2000.


OPTION GRANTS IN LAST FISCAL YEAR

       The following table lists all grants of options under the Stock Option Plan to Mr. Stebor for the year ended December 31, 2001.

                                     NUMBER OF        PERCENT OF TOTAL
                                    SECURITIES        OPTIONS GRANTED
                                 UNDERLYING OPTION    TO EMPLOYEES IN      EXERCISE OR
   NAME                             GRANTED(1)          FISCAL YEAR        BASE PRICE     EXPIRATION DATE
----------                     --------------------- ------------------ --------------- -------------------
James J. Stebor...............        44,850                20%              $15.10       October 10, 2011

-----------------------------
(1) Options become exercisable in five equal annual installments commencing on October 10, 2002; provided, however, that options will be immediately exercisable if the optionee dies or becomes disabled or upon a change in control of First Federal Bancshares, as defined in the plan.

OPTION VALUE AT FISCAL YEAR END

       The following table provides information regarding unexercised stock options for Mr. Stebor as of December 31, 2001. Mr. Stebor did not exercise any stock options during the year ended December 31, 2001.

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED                   VALUE OF UNEXERCISED
                                                    OPTIONS/SARS                     IN-THE-MONEY OPTIONS/SARS
                                                 AT FISCAL YEAR-END                    AT FISCAL YEAR-END(1)
                                         -----------------------------------     ---------------------------------
  NAME                                    EXERCISABLE        UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
---------                                --------------    -----------------     --------------   ----------------
James J. Stebor...................            --                44,850                --              $60,099

---------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 ($16.44 per share) less the option exercise price ($15.10 per share). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.


EMPLOYMENT AGREEMENTS

       EMPLOYMENT AGREEMENTS. First Federal and First Federal Bancshares have each entered into employment agreements with Mr. Stebor. The employment agreements provide for a three-year term. The term of the First Federal Bancshares employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Stebor. The term of the First Federal employment agreement is renewable on an annual basis. The employment agreements provide that Mr. Stebor's base salary will be reviewed annually. The current base salary under the employment agreements for Mr. Stebor is $137,000. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefits plans and fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Federal or First Federal Bancshares for cause, as defined in the employment agreements, at any time. If First Federal or First Federal Bancshares chooses to terminate Mr. Stebor's employment for reasons other than for cause, or if Mr. Stebor resigns from First Federal or First Federal Bancshares after specified circumstances that would constitute constructive termination, Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Stebor for the remaining term of the employment agreement and the contributions that would have been made on Mr. Stebor's behalf to any employee benefit plans of First Federal and First Federal Bancshares during the remaining term of the employment agreement. First Federal and First Federal Bancshares would also continue to pay for Mr. Stebor's health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Stebor's employment for reasons other than cause or a change in control, Mr. Stebor must adhere to a one-year non-competition agreement.

       Under the employment agreements, if, following a change in control of First Federal or First Federal Bancshares, Mr. Stebor's employment is involuntarily terminated or if Mr. Stebor voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Stebor's five preceding taxable years' annual compensation. First Federal and

First Federal Bancshares would also continue Mr. Stebor's health and welfare benefits coverage for thirty-six months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Stebor would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Stebor's average annual taxable compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Stebor's average taxable compensation over the preceding five-year period. In the event that payments related to a change in control of First Federal Bancshares are subject to this excise tax, First Federal Bancshares will provide Mr. Stebor with an additional amount sufficient to enable Mr. Stebor to retain the full value of his change in control benefits as if the excise tax had not applied.

       First Federal Bancshares guarantees the payments to Mr. Stebor under First Federal's employment agreement if they are not paid by First Federal. First Federal Bancshares will also make all payments due under the First Federal Bancshares' employment agreement. First Federal or First Federal Bancshares will pay or reimburse all reasonable costs and legal fees incurred by Mr. Stebor under any dispute or question of interpretation relating to the employment agreements, if Mr. Stebor is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Federal and First Federal Bancshares will indemnify Mr. Stebor to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Federal Bancshares or First Federal.

       SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. First Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides benefits to eligible individuals (those designated by the Board of Directors of First Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan and the supplemental plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the plans on behalf of the individual. An individual's benefits under the supplemental executive retirement plan generally become payable upon the change in control of First Federal or First Federal Bancshares. The Board of Directors has designated Mr. Stebor as a participant in the supplemental executive retirement plan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

       Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in First Federal Bancshares common stock during the year ended December 31, 2001.


                          TRANSACTIONS WITH MANAGEMENT

       Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal currently makes new loans and extensions of credit to First Federal's executive officers, directors and employees at different rates than those offered to the general public; however, First Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of First Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.


               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

       The Board of Directors has appointed Crowe, Chizek and Company LLP to be the Company's independent auditors for the 2002 fiscal year, subject to ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

       If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

       The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Crowe, Chizek and Company LLP:


         Audit Fees............................................  $35,500
         Financial information and systems.....................  $    --
         All other fees*.......................................  $17,710
         ---------------------------------------------
         *Includes fees for tax-related services, assistance with securities filings, other than 10-QSB filings, services related to the change in the Company's fiscal year and other services.

       The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.


                          REPORT OF THE AUDIT COMMITTEE

       The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of First Federal Bancshares' independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. Eldon M. Snowden served on the Audit Committee until his retirement. B. Bradford Billings has replaced Mr. Snowden as a member of the Audit Committee. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was attached to last year's proxy statement.

       The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in First Federal Bancshares' Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

       The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

         Members of the Audit Committee:

         Gerald L. Prunty
         Murrel Hollis

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

       The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 24, 2002. If next years annual meeting is held on a date more than 30 calendar days from May 28, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

       The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.


                                  MISCELLANEOUS

       The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Federal Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

       The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 8, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

       A COPY OF THE COMPANY'S ANNUAL REPORT FOR FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 8, 2002 UPON WRITTEN REQUEST TO CATHY D. PENDELL, TREASURER, FIRST FEDERAL BANCSHARES, INC., 109 EAST DEPOT STREET, COLCHESTER, ILLINOIS 62326.

       If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

       Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Ronald A. Feld

                                          Ronald A. Feld
                                          CORPORATE SECRETARY

Colchester, Illinois
April 23, 2002

                         FIRST FEDERAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 2002
                              2:00 P.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Gerald L. Prunty, Richard D. Stephens and Dr. Stephan L. Roth with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Federal Bancshares, Inc. (the "Company") which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 28, 2002, at 2:00 p.m., local time, at the Days Inn, 200 Maine Street, Quincy, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

              Franklin M. Hartzell and Murrel Hollis

                                                                 FOR ALL
              FOR                  VOTE WITHHELD                 EXCEPT
              ---                  -------------                 ------

              |_|                       |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2002.

                FOR                     AGAINST                    ABSTAIN
                ---                     -------                    -------

                |_|                       |_|                        |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE LISTED
PROPOSALS.

       THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" BOTH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.



                                       Dated:
                                             -----------------------------------




                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER



                                             -----------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


       The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Stockholders.

       Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          First Federal Bank Letterhead


Dear ESOP Participant:

       On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of First Federal Bancshares, Inc. (the "Company") on May 28, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a First Federal Bancshares, Inc. Annual Report to Stockholders.

       As a participant in the First Federal Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of April 8, 2002. As of April 8, 2002, the ESOP Trust held 179,400 shares of Company common stock, of which 22,425 shares had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; so long as timely instructions from the participants are received by the ESOP Trustee. If you do not direct the ESOP Trustee as to how it should vote the shares allocated to your ESOP account, the ESOP Trustee will vote those shares in a manner calculated to most accurately reflect the instructions received from other participants.

       At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by MAY 21, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                           Sincerely,

                                           /s/ James J. Stebor

                                           James J. Stebor
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

       I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of First Federal Bancshares, Inc. (the "Company") common stock attributed to me under the First Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 28, 2002.

       Accordingly, you are to vote my shares as follows:

       1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                Franklin M. Hartzell and Murrel Hollis

                                                                  FOR ALL
                FOR                  VOTE WITHHELD                EXCEPT
                ---                  -------------                ------

                |_|                      |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2002.

                FOR                     AGAINST                   ABSTAIN
                ---                     -------                   -------

                |_|                       |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE LISTED
PROPOSALS.

The ESOP Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.



     Date                                Signature
         ---------------------------              -----------------------------

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 21, 2002.